ADVANCED SERIES TRUST
AST FQ Absolute Return Currency Portfolio
AST Goldman Sachs Strategic Income Portfolio

Supplement dated May 28, 2014 to the
Prospectus and Statement of Additional Information, each
dated April 28, 2014, of Advanced Series Trust

This supplement should be read in conjunction with your Advanced Series Trust (the Trust) Prospectus (the Prospectus) and Statement of Additional Information (the SAI), each dated April 28, 2014, and should be retained for future reference. The AST FQ Absolute Return Currency Portfolio and the AST Goldman Sachs Strategic Income Portfolio may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectus.

A.	AST FQ Absolute Return Currency Portfolio

Because of the nature of its investments, the AST FQ Absolute Return Currency Portfolio will be subject to regulation under the Commodity Exchange Act.

To reflect this, the Prospectus and SAI are revised as follows:

I.	The following is added to “Principal Risks of Investing in the Portfolio” under the “INVESTMENTS, RISKS AND PERFORMANCE” section of the summary section of the Prospectus related to the AST FQ Absolute Return Currency Portfolio:

Commodity Risk. The value of a commodity-linked investment is affected by, among other things, overall market movements and changes in interest and exchange rates and may be more volatile than traditional equity and debt securities.

II.	The following paragraph replaces the second paragraph of the “Investment Managers” section of “HOW THE TRUST IS MANAGED” section of the Prospectus:

PI has registered with the National Futures Association (NFA) as a “commodity pool operator” under the Commodity Exchange Act (CEA) with respect to the AST Franklin Templeton K2 Global Absolute Return Portfolio, the AST FQ Absolute Return Currency Portfolio, and the AST Goldman Sachs Global Growth Allocation Portfolio, and with respect to several other portfolios of the Trust not included in this prospectus.

III.	The following two paragraphs replace the two paragraphs in the section of the Prospectus entitled “RELATED ACCOUNT PERFORMANCE”:

Because of the nature of their investments, the AST Franklin Templeton K2 Global Absolute Return Portfolio (the Franklin Portfolio), the AST FQ Absolute Return Currency Portfolio (the FQ Absolute Portfolio), and the AST Goldman Sachs Global Growth Allocation Portfolio (the Goldman Global Portfolio), and PI, as the sole investment manager to the Franklin Portfolio, the FQ Absolute Portfolio and the Goldman Global Portfolio, are subject to regulation under the Commodity Exchange Act (CEA). Because the Franklin Portfolio, the FQ Absolute Portfolio and the Goldman Global Portfolio are each regulated by the CFTC and National Futures Association (NFA) as a commodity pool, and by the SEC as a registered investment company, they are each subject to each organization’s disclosure requirements. The CFTC recently adopted rules that are designed to harmonize certain CEA disclosure requirements with SEC disclosure requirements, including Rule 4.12(c)(3)(i) under the CEA that requires the pool operator of an offered pool that has less than three years of operating history to disclose the performance of all accounts and pools that are managed by the pool operator and that have investment objectives, policies and strategies substantially similar to those of the offered pool.

PI does not manage any pool or account that has investment objectives, policies and strategies that are substantially similar to either of the Franklin Portfolio, the FQ Absolute Portfolio or the Goldman Global Portfolio.

IV.	The following paragraph replaces the seventh paragraph of the “Futures” section of “INVESTMENT RISKS & CONSIDERATIONS” section of the SAI:

Each Portfolio, except for AST Franklin Templeton K2 Global Absolute Return Portfolio, AST FQ Absolute Return Currency Portfolio, AST Goldman Sachs Strategic Income Portfolio, and AST Goldman Sachs Global Growth Allocation Portfolio, has filed a notice of exemption from regulation as a "commodity pool," and the Investment Managers have filed a notice of exemption from registration as a "commodity pool operator" with respect to each Portfolio, under applicable rules issued by the CFTC under the Commodity Exchange Act (the CEA).  Effective December 31, 2012, in order to continue to claim the "commodity pool" exemption, a Portfolio is limited in its ability to use futures, options and swaps subject to regulation under the CEA for purposes other than bona fide hedging, which is narrowly defined.  With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish a Portfolio’s positions in such investments may not exceed 5% of the liquidation value of the Portfolio’s assets, or (2) the aggregate net notional value of such instruments may not exceed 100% of the liquidation value of the Portfolio’s assets.  In addition to meeting one of the foregoing trading limitations, a Portfolio may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets.

B.	AST Goldman Sachs Strategic Income Portfolio

I.	The table in Part 1 of the SAI entitled “Management Fee Rates” is hereby revised with respect to the AST Goldman Sachs Strategic Income Portfolio and replaced with the information set forth below:

Management Fee Rates (effective April 28, 2014 and thereafter)
Portfolio	Contractual Fee Rate
AST Goldman Sachs Strategic Income Portfolio

0.87% of average daily net assets to $300 million;

0.86% on next $200 million of average daily net assets;

0.85% on next $250 million of average daily net assets;

0.84% on next $2.5 billion of average daily net assets;

0.83% on next $2.7 billion of average daily net assets;

0.80% on next $4.0 billion of average daily net assets;

0.78% over $10 billion of average daily net assets

AST2SUP1